UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 17, 2006

Date of Report (date of Earliest Event Reported)

TELETOUCH COMMUNICATIONS, INC.

(Exact Name of Company as Specified in its Charter)

DELAWARE	001-13436	75-2556090
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

5718 Airport Freeway, Fort Worth, Texas 76117

(Address of principal executive offices and zip code)

(800) 232-3888

(Company’s telephone number, including area code)

Not applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A (the “Amended Filing”) of Teletouch Communications, Inc., a Delaware corporation (“Teletouch” or the “Company”) constitutes Amendment No. 1 to the Company’s Current Report on Form 8-K (the “Original 8-K”) which was filed with the Securities and Exchange Commission (“SEC”) on August 17, 2006 in connection with a certain debt restructuring and related transactions by the Company (the “PCI Transaction”). In addition, on August 18, 2006, the Company filed another Current Report on Form 8-K in which the Company reported, among other things, the completion of the sale of its paging business assets (the “Paging Sale”). In compliance with Item 9.01 of the Form 8-K and in light of the proximity and impact of these two transactions on the Company’s operations, the Company is filing its unaudited pro forma financial information in connection with both the PCI Transaction and the Paging Sale.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired

As previously reported, on August 11, 2006, Teletouch acquired all of the issued and outstanding equity securities of Progressive Concepts, Inc. (“PCI”), through the contribution of 100% of the issued and outstanding equity securities of PCI to Teletouch by TLL Partners, LLC (“TLLP”), a Delaware limited liability company and the holder of approximately 80% of Teletouch’s outstanding common stock, without the issuance of any monetary or stock consideration by Teletouch. The significance of this acquisition was evaluated in accordance with Rule 3-05 of Regulation S-X to determine the number of periods of PCI’s historical audited financial statements required to be presented. As required by Rule 3-05, Teletouch compared the most recent annual financial statements of PCI and Teletouch to determine the significance of the PCI acquisition to Teletouch. PCI’s total assets as of December 31, 2005 exceeded Teletouch’s total assets as of May 31, 2006 by greater than 50% therefore it was concluded that a full three years of audited financial statements were required to be presented. In addition, in accordance with Rule 3-01 of Regulation S-X, which requires that we provide interim financials for PCI that are within a period within 135 days of the PCI Transaction, we have included PCI’s unaudited interim financial statements for the five months ended May 31, 2006 and 2005. Since PCI had not previously prepared interim financial statements, the May 31st cutoff period was chosen to correspond to the fiscal year end of Teletouch.

The Company intended to file the historical audited financial statements of PCI within the statutorily prescribed timeframe in October 2006. Prior to the acquisition, PCI was a privately-held company with financial statements based on a calendar year which were historically included in the audited consolidated financial statements of its prior parent company, Progressive Concepts Communications, Inc. (“PCCI”). As of the date of acquisition, the most recent PCCI audit that had been completed was as of December 31, 2004. Teletouch engaged its auditors, BDO Seidman LLP (“BDO”), to complete a PCI audit for calendar year 2005 and engaged PCI’s previous parent company’s auditors, Fort Worth-based Whitley Penn LLP, to audit PCI for the 2003 and 2004 calendar years on a stand-alone basis. Subsequent to BDO’s commencement of its work on PCI’s 2005 calendar year audit, it became clear that a greater than originally estimated amount of time and effort would be required to complete the PCI audit.

Teletouch had significant difficulty in segregating various business and related accounting events from the current and prior period PCCI consolidated financials, including related subsidiary transactions, discontinued (sold) operations and other accounting matters. Given the significant number of these business transactions conducted by PCI in 2005, the ability to create separate current and prior period financial reports for PCI’s operations on a stand-alone basis caused substantial unanticipated delays. In order to complete the work required for the respective audits, Teletouch completed a conversion of PCI’s accounting system to a new platform which included a rebuilding of its internal accounting records from 2003 and all periods thereafter. For 2005, all accounting transactions, specifically, non-standard transactions, were reviewed or re-created, account reconciliations not previously completed were prepared and all periodic financial statements were created with consideration to the reporting requirements of PCI on a stand-alone basis.

The audited financial statements of PCI for the years ended December 31, 2005, 2004 and 2003 and the unaudited financial statements of PCI for the five months ended May 31, 2006 and 2005 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro forma financial information.

The following unaudited pro forma financial information is filed as Exhibit 99.2 in this amended Current Report and is incorporated herein by reference.

(1) Unaudited Pro Forma Condensed Consolidated Balance Sheet of Teletouch as of May 31, 2006 including the August 11, 2006 acquisition of PCI by Teletouch accounted for in a manner similar to a pooling of interests and the August 14, 2006 sale of Teletouch’s paging business as if both transactions had closed on May 31, 2006.

(2) Unaudited Pro Forma Condensed Consolidated Statements of Operations for Teletouch for the fiscal years ended May 31, 2006, 2005 and 2004. These pro forma financials include the August 11, 2006 acquisition of PCI by Teletouch accounted for in a manner similar to a pooling of interests and excluding the discontinued paging operations resulting from the August 14, 2006 sale of Teletouch’s paging business as if both transactions had closed on the first day of fiscal 2004.

(3) Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Notes	Description
Exhibit 10.1	(5)	Stock Contribution Agreement dated August 11, 2006 between the Company and TLLP

Exhibit 10.2	(4)	Asset Purchase Agreement between the Company and Teletouch Paging, LP

Exhibit 10.3	(5)	First Amendment to the Asset Purchase Agreement dated December 30, 2005 between the Company and Teletouch Paging, LP

Exhibit 10.4	(5)	Second Amendment to the Asset Purchase Agreement dated March 31, 2006 between the Company and Teletouch Paging, LP

Exhibit 99.1	(1)	Audited consolidated financial statements of PCI for the years ended December 31, 2005, 2004 and 2003 including Reports of Independent Registered Public Accounting Firms and including unaudited interim financial statements for the five months ended May 31, 2006 and 2005.

Exhibit 99.2	(1)	Pro forma Condensed Consolidated Balance Sheet of Teletouch as of May 31, 2006 and pro forma Condensed Consolidated Statements of Operations for the fiscal years ended May 31, 2006, 2005 and 2004 showing the effects of the acquisition of PCI on August 11, 2006 and the sale of Teletouch’s paging operations on August 14, 2006 as if both transactions had closed on May 31, 2006 and as if PCI’s operations had been included in and Teletouch’s paging operations had been excluded from the operations of Teletouch for all periods presented after June 1, 2003 which was the first month of fiscal year 2004.

Exhibit 99.3	(2)	Press releases announcing the acquisition of PCI

Exhibit 99.4	(3)	Press release announcing completion of the sale of Teletouch’s paging operations.

Notes

(1)	Enclosed herein
(2)	Filed as an exhibit to the Company’s Form 8-K, originally filed with the SEC on August 17, 2006.
(3)	Filed as an exhibit to the Company’s Form 8-K, originally filed with the SEC on August 18, 2006 and incorporated herein by reference.
(4)	Filed as an exhibit to the Company’s Form 8-K filed with the Commission on August 26, 2005 and incorporated herein by reference.
(5)	Filed as an exhibit to the Company’s Form 10-K filed with the Commission on September 17, 2006 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 5, 2008	By:	/s/ Thomas A. Hyde, Jr.
	Name:	Thomas A. Hyde, Jr.
	Title:	President and Chief Operating Officer

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